UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):     October 20, 2006
Lucent Technologies Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11639	22-3408857

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Mountain Avenue, Murray Hill , New Jersey		07974

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 908-582-8500
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Approval of Fiscal Year 2006 Incentive Funding
On October 20, 2006, the Leadership Development and Compensation Committee approved funding at 35% of annual target levels for fiscal 2006 compensation awards under the annual and long-term programs to eligible employees, including the named executive officers. This approval was done at the Committee’s discretion, as the Company’s performance against its operating income and revenue growth objectives did not reach the levels required to generate funding under the terms of these plans.
The Committee also approved discretionary funding at 25% of annual target levels for compensation awards under the annual program for the period October 1, 2006 through December 31, 2006 to eligible employees, including the named executive officers. This period is treated as a transition quarter between the close of the Company’s 2006 fiscal year on September 30, 2006, and the start of the 2007 fiscal year on January 1, 2007, of the new company resulting from the planned merger of Alcatel and Lucent.
The individual amounts awarded to each of the named executive officers will be consistent with the ranges previously disclosed in the Form 8-K filed by the Company on October 20, 2005.
Stock Option Grant
The Company’s long-term incentive performance award program will be cancelled upon the completion of the planned merger between Lucent and Alcatel. Participating employees will lose the future earnings opportunity under these awards. On October 20, 2006, the Committee acted to replace this lost opportunity with a stock option grant for participating employees, including named executive officers. This grant is effective November 1, 2006, and the options vest in four equal annual installments, with the first vesting occurring on November 1, 2007. Any unexercised options will expire on October 31, 2013. These stock options will have an exercise price of the Fair Market Value of a Share, as defined in the 2003 Long Term Incentive Program, on the effective date of the grant of the options (i.e., November 1, 2006). The grant will be cancelled if the merger is not completed by December 31, 2006.
The following table sets forth the stock options that will be granted to each named executive officer effective November 1, 2006:

Name	Number of Stock Options
Patricia F. Russo	2,000,000

Frank A. D’Amelio	1,152,778

Janet G. Davidson	607,500

James K. Brewington	607,500

Cynthia K. Christy-Langenfeld	891,667

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lucent Technologies Inc.
October 26, 2006	By:	/s/ William R. Carapezzi, Jr.
		Name:	William R. Carapezzi, Jr.
		Title:	Senior Vice President, General Counsel and Secretary